Summary Prospectus September 28, 2022 Barrett Growth Fund (BGRWX) www.barrettasset.com

Before you invest, you may want to review the Barrett Growth Fund’s (the “Fund”) Statutory Prospectus and Statement of Additional Information, which contain more information about the Fund and its risks. The current Statutory Prospectus and Statement of Additional Information dated September 28, 2022, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Statutory Prospectus, Statement of Additional Information and other information about the Fund online at https://www.barrettasset.com/barrettmutual/. You can also get this information at no cost by calling 1-877-363-6333 or by sending an email request to pshriver@barrettasset.com.

Investment Objective
The Fund seeks to achieve long-term capital appreciation and to maximize after-tax returns.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and the Example below.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Distribution (Rule 12b-1) Fees(1)	0.25%
Other Expenses	0.63%
Total Annual Fund Operating Expenses	1.88%
Less: Fee Waiver and/or Expense Reimbursement	(0.63)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(2)	1.25%
(1)The Fund accrued 12b-1 fees in the amount of 0.13% during the prior fiscal year.
(2)Pursuant to an operating expense limitation agreement between Barrett Asset Management, LLC, the Fund’s investment adviser (“Barrett,” or the “Adviser”) and the Trust, on behalf of the Fund, the Adviser has agreed to waive its management fees and/or reimburse Fund expenses to ensure that Total Annual Fund Operating Expenses (exclusive of front-end or contingent deferred loads, Rule 12b-1 plan fees, shareholder servicing plan fees, taxes, leverage (i.e., any expenses incurred in connection with borrowings made by the Fund), interest (including interest incurred in connection with bank and custody overdrafts), brokerage commissions and other transactional expenses, expenses incurred in connection with any merger or reorganization, dividends or interest on short positions, acquired fund fees and expenses or extraordinary expenses such as litigation (collectively, “Excluded Expenses”)) do not exceed 1.00% of the Fund’s average daily net assets through September 30, 2023. Under the former operating expense limitation agreement, the Adviser agreed to waiver its management fees and/or reimburse Fund expenses to ensure Total Annual Fund Operating Expenses (exclusive of Excluded Expenses, did not exceed 1.25% of the Fund’s daily net assets. The current operating expense limitation agreement became effective on August 12, 2021. The current operating expense limitation agreement can be terminated only by, or with the consent of, the Trust’s Board of Trustees (the “Board of Trustees”). To the extent the Fund incurs Excluded Expenses, Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement, may be greater than 1.00%. The Adviser may request recoupment of previously waived fees and paid expenses from the Fund for up to three years from the date such fees and expenses were waived or paid, subject to the operating expense limitation agreement, if such reimbursement will not cause the Fund’s expense ratio, after recoupment has been taken into account, to exceed the lesser of: (1) the expense limitation in place at the time of the waiver and/or expense payment; or (2) the expense limitation in place at the time of the recoupment.

Example
This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The operating expense limitation agreement discussed in the table above is reflected only through September 30, 2023. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years	Five Years	Ten Years
$127	$465	$895	$2,095

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs and potentially higher taxes, which are not reflected in the Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the fiscal year ended May 31, 2022, the Fund’s portfolio turnover rate was 5% of the average value of its portfolio.

Principal Investment Strategies
The Fund invests primarily in a diversified portfolio of common stocks of large- and mid-cap U.S. companies, as well as global companies traded on a U.S. exchange, selected by the Adviser. The Fund considers mid-cap companies to be companies with market capitalizations of approximately $2 billion to $15 billion and large-cap companies to be companies with market capitalizations greater than $15 billion. The Fund may also purchase securities with an equity component, such as preferred stock, warrants, rights or other securities that are convertible into or exchangeable for shares of common stock. The Fund may invest up to 25% of its net assets in foreign securities, and will normally make such investments through the purchase of American Depositary Receipts (“ADRs”).

The Fund takes a conservative approach to growth stock investing that emphasizes “Growth at a Reasonable Price.” The Fund invests in common stocks of high-quality companies that Barrett believes have superior growth potential and stocks that can be purchased at reasonable prices. The Fund makes investments in companies that have solid long-term earnings prospects and the Fund expects to hold these investments for prolonged periods of time, thereby avoiding short-term capital gains, which are taxable to shareholders at higher rates than long-term capital gains. The Adviser focuses on identifying companies that will produce earnings and cash flow growth in excess of companies in the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500® Index”). The Adviser makes investments in companies that it believes produce superior earnings at reasonable valuations. Superior relative earnings growth is usually driven by new products and services, niche products in growth sectors and industries, open-ended global growth opportunities, and cyclical companies whose margins are benefiting from a recovery in their respective industries. Stocks are sold when there is likely to be deterioration in earnings growth or other financial metrics, including balance sheet items. Maintaining a competitive industry position and management stability are also important factors in retaining a company position. Unusually weak relative stock market performance is another signal that prompts the Adviser to reevaluate a holding.

The Adviser mitigates risk in several ways. In order to invest in a specific company, the Adviser carefully analyzes the company’s balance sheet and overall ability to withstand adverse economic conditions. More broadly, the Adviser diversifies the portfolio across multiple industries, economic sectors and geographic regions to reduce the risk of a particular industry’s or region’s weakness adversely affecting the Fund’s performance. Since the Adviser focuses on buying companies at reasonable valuations, the risk of overpaying for companies with strong earnings growth is also reduced. The Fund invests in companies across the large- and mid-capitalization spectrum which provides the Fund with exposure to companies of different revenue and earnings levels. Finally, the Fund emphasizes objectivity in evaluating existing holdings and sells holdings when the fundamental outlook for a company is expected to deteriorate.

From time to time, the Fund may purchase options, futures contracts or other instruments, such as depositary receipts, that relate to a particular stock index, to allow the Fund to quickly invest excess cash in order to gain exposure to the markets until the Fund can purchase individual stocks.

Principal Risks
Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested, and the amount of risk you are willing to take. Remember, in addition to possibly not achieving your investment goals, you could lose all or a portion of your investment in the Fund. The principal risks of investing in the Fund are:

•Management Risk. Investment strategies employed by the Adviser in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.

•General Market Risk. Certain securities selected for the Fund’s portfolio may be worth less than the price originally paid for them, or less than they were worth at an earlier time.

•Recent Market Events Risk. U.S. and international markets have experienced significant periods of volatility in recent months and years due to a number of economic, political and global macro factors including rising inflation and the impact of the coronavirus (COVID-19) as a global pandemic, uncertainties regarding interest rates, rising inflation, trade tensions, and the threat of tariffs imposed by the U.S. and other countries. The recovery from COVID-19 is proceeding at slower than expected rates and may last for a prolonged period of time. As a result of continuing political tensions and armed conflicts, including the war between Ukraine and Russia, the U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so. Continuing market volatility as a result of recent market conditions or other events may have an adverse effect on the performance of the Fund.

•Equity Market Risk. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Preferred stock is subject to the risk that the dividend on the stock may be changed or omitted by the issuer and that participation in the growth of an issuer may be limited.

•Growth Stock Risk. The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks.

•Foreign Securities Risk. Investments in foreign companies, including ADRs, which represent an ownership in a foreign security, involve certain risks not generally associated with investments in the securities of U.S. companies, including changes in currency exchange rates, unstable political, social and economic conditions, a lack of adequate or accurate company information, differences in the way securities markets operate, less secure international banks or securities depositories than those in the U.S. and foreign controls on investment. Income earned on foreign securities may be subject to foreign withholding taxes. In addition, individual international country economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. These risks may also apply to U.S. companies that have substantial foreign operations.

•Large-Capitalization Company Risk. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors. Also, large-capitalization companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

•Mid-Capitalization Company Risk. Mid-capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these mid-sized companies may pose additional risks, including liquidity risk, because these companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, mid-capitalization stocks may be more volatile than those of larger companies.

•Options and Futures Risk. Options and futures may be more volatile than investments in securities, involve additional costs and may involve a small initial investment relative to the risk assumed. In addition, the value of an option or future may not correlate perfectly to the underlying securities index or overall securities markets.

•Cybersecurity Risk. With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

Performance
The performance information demonstrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The Average Annual Total Returns table also demonstrates these risks by showing how the Fund’s average annual returns for one, five and ten years compare with those of a broad measure of market performance and the returns of a Lipper peer group (a group of mutual funds with characteristics similar to those of the Fund). Remember, the Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information may be obtained by calling the Fund toll-free at 1-877-363-6333.

Calendar Year Returns as of December 31

The Fund’s calendar year-to-date return as of June 30, 2022 was -24.98%. During the period shown in the bar chart, the best performance for a quarter was 22.72% (for the quarter ended June 30, 2020) and the worst performance was -13.79% (for the quarter ended March 31, 2020).

Average Annual Total Returns (for the Periods Ended December 31, 2021)
	One Year	Five Years	Ten Years

Return Before Taxes	21.39%	20.02%	15.72%
Return After Taxes on Distributions	18.21%	18.43%	14.93%
Return After Taxes on Distributions and Sale of Fund Shares	14.80%	16.06%	13.23%
S&P 500® Total Return Index (reflects no deductions for fees, expenses, or taxes)	28.71%	18.47%	16.55%
Lipper Large-Cap Growth Funds Index® (reflects no deductions for fees, expenses, or taxes)	22.36%	24.34%	18.51%

After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred or other tax-advantaged arrangements such as 401(k) plans or individual retirement accounts (“IRAs”).

Management

Investment Adviser
Barrett Asset Management, LLC is the Fund’s investment adviser.

Portfolio Managers
E. Wells Beck, CFA®, Managing Director and Director of Research of the Adviser, joined the Adviser in 2006. Owen W. Gilmore, CFA®, Associate Managing Director of the Adviser, joined the Adviser in 2016 and Amy Kong, CFA®, Chief Investment Officer and Managing Director of the Adviser, joined the Adviser in 2020. Mr. Beck has served as a portfolio manager of the Fund since 2006, Mr. Gilmore has served as a portfolio manager of the Fund since 2017 and Ms. Kong has served as a portfolio manager of the Fund since 2020. Mr. Beck, Mr. Gilmore and Ms. Kong are jointly and primarily responsible for the day-to-day management of the Fund.

Purchase and Sale of Fund Shares
You may purchase or redeem shares by mail (Barrett Growth Fund, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701 (for regular mail) or 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202 (for overnight or express mail), or by telephone at 877-363-6333, on any day the New York Stock Exchange (“NYSE”) is open for trading. Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly. The minimum initial amount of investment in the Fund is $2,500 with a subsequent investment minimum of $50. The minimum initial investment for qualified retirement accounts is $1,000 ($500 for Coverdell Education Savings Accounts) with no subsequent investment minimum.

Tax Information
The Fund’s distributions will be taxed as ordinary income or long-term capital gains, unless you are investing through a tax-deferred or other tax-advantaged arrangement, such as a 401(k) plan or an IRA. You may be taxed later upon withdrawal of monies from tax-deferred arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.